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                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports dated January 31, 1995 included or incorporated by reference in this Form 10-K into the Company's previously filed registration statements on Form S-8 (File No.'s 33-8510 and 33-53517), Form S-4 (File No. 33-22403) and Form S-3
(File No. 33-5780).

                                          ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 24, 1995